Exhibit 4.12
Amendment and Restatement Deed

Each company listed in Schedule 1
Each company listed in Schedule 2
Each financial institution listed in Schedule 3
Sims Group Global Trade Corporation
Level 36, Grosvenor Place
225 George Street
Sydney NSW 2000
Australia
T 61 2 9258 6000
F 61 2 9258 6999
Reference
PAJ JWPM PRA 02 2018 0405
©Blake Dawson 2010

Contents

1. INTERPRETATION	1

1.1 Definitions	1
1.2 Terms defined in the Facility Agreement	1
1.3 Rules for interpreting this document	2
1.4 Transaction Document	2

2. CONSIDERATION	2

3. AMENDMENTS	2

3.1 Amendment to Facility Agreement	2
3.2 Effect of amendment	2
3.3 Confirmation by the New Borrower	2

4. EFFECTIVE DATE	3

5. EXISTING GUARANTORS’ ACKNOWLEDGMENT AND AGREEMENT	4

6. REPRESENTATIONS AND WARRANTIES	4

6.1 Representations and warranties	4
6.2 Reliance on representations and warranties	4

7. GENERAL	4

7.1 Governing law	4
7.2 Liability for expenses	5
7.3 Giving effect to this document	5
7.4 Waiver of rights	5
7.5 Operation of this document	5
7.6 Exclusion of contrary legislation	6
7.7 Amendment	6
7.8 Counterparts	6
7.9 Attorneys	6

Schedule

1 EXISTING BORROWERS	7

2 EXISTING GUARANTORS	10

3 EXISTING FINANCIERS	18

4 AMENDED AND RESTATED FORM OF FACILITY AGREEMENT	19

5 PRO-FORMA FEE LETTER	20

Amendment and Restatement Deed     i

Amendment and Restatement Deed
DATE 7 October 2010
PARTIES
Each company listed in Schedule 1 (each an Existing Borrower and together the Existing Borrowers)
Each company listed in Schedule 2 (each an Existing Guarantor and together the Existing Guarantors)
Each financial institution listed in Schedule 3 (each an Existing Financier and together the Existing Financiers)
Sims Group Global Trade Corporation (the New Borrower)
RECITALS
A.	Under the Facility Agreement, the Existing Financiers have granted certain cash advance, trade finance and hedging facilities to one or more Borrowers (as the case may be) and the Existing Guarantors have jointly and severally guaranteed the punctual payment and satisfaction of the Amount Owing by the Existing Borrowers to the Existing Financiers.

B.	At the request of Sims Metal Management Limited (ABN 69 114 838 630), the New Borrower has agreed to accede to the Facility Agreement as a Borrower and a US Trade Borrower (in respect of a new Trade Facility to be provided to it by HSBC (UK)).

C.	Accordingly, the parties wish to amend and restate the Facility Agreement in the manner set out in this document.
OPERATIVE PROVISIONS
1.	INTERPRETATION

1.1	Definitions

The following definitions apply in this document.

Companies means the New Borrower, the Existing Borrowers and the Existing Guarantors and Company means any of them, as the context may require.

Effective Date has the meaning set out in clause 4.

Facility Agreement means the “Multi Option Facility Agreement” of that title dated 3 December 2003 between, amongst others, the Existing Borrowers, the Existing Guarantors and the Existing Financiers, as amended and restated on 6 December 2005, 26 June 2008, 2 November 2009 and 12 May 2010.

1.2	Terms defined in the Facility Agreement

A term (other than a term defined in clause 1.1) that is defined in the Facility Agreement (as amended and restated by this document) has the same meaning in this document.

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1.3	Rules for interpreting this document

Clauses 1.2 to 1.4 (inclusive) of the Facility Agreement apply to this document as if they were set out in full in this document, except that any reference to “this Agreement”, “the Transaction Documents” or “a Transaction Document” is replaced by a reference to “this document”.

1.4	Transaction Document

This document is a “Transaction Document” for the purposes of the Facility Agreement.

2.	CONSIDERATION

Each party acknowledges that it has received valuable consideration for entering into this document.

3.	AMENDMENTS

3.1	Amendment to Facility Agreement
(a)	The Facility Agreement is amended and restated with effect on and from the Effective Date to read as set out in Schedule 4.

(b)	Paragraph (a) does not affect any right or obligation of any party that arises before the Effective Date.
3.2	Effect of amendment
(a)	Except as expressly amended by this document, the Facility Agreement is confirmed and remains in full force and effect.

(b)	With effect on and from the Effective Date:
(i)	the Facility Agreement and this document will be read and construed as one document; and

(ii)	references in the Facility Agreement to this Agreement will be read and construed as references to the Facility Agreement as amended by this document.
3.3	Confirmation by the New Borrower

The New Borrower confirms that:
(a)	it has received a copy of the Transaction Documents, together with all other documents and information which it requires in connection with the transactions contemplated by the Transaction Documents; and

(b)	it has not relied and will not rely on any other party to the Facility Agreement to check or enquire on its behalf into the legality, validity, effectiveness, adequacy or completeness of any of those documents or that information described in paragraph (a).

Amendment and Restatement Deed     2

4.	EFFECTIVE DATE

The Effective Date is the date on which HSBC (Australia) has received the following documents and information, in form and substance satisfactory to it:
(a)	in respect of the New Borrower only, a condition precedent certificate substantially in the form of Annexure E of the Facility Agreement attaching:
(i)	a copy of the constitutional documents of the New Borrower;

(ii)	a copy of a resolution of the board or, if applicable, a committee of the board of directors or, if applicable, a resolution of the shareholders of the New Borrower:
(A)	approving the terms of, and the transactions contemplated by, this document and resolving that it execute, deliver and perform this document;

(B)	authorising a specified person or persons to execute this document on its behalf;

(C)	appointing Authorised Officers for the purposes of the Transaction Documents; and

(D)	acknowledging that each Transaction Document to which it is a party will benefit the New Borrower; and
(iii)	copies of the true and usual signatures of the Authorised Officers of the New Borrower authorised to:
(A)	sign this document and each other relevant Transaction Document; and

(B)	give notices and other communications under or in connection with this document and those Transaction Documents;
(b)	in respect of each Company other than the New Borrower, a copy of a resolution of the board or, if applicable, a committee of the board of directors or, if applicable, a resolution of the shareholders of that Company:
(i)	approving the terms of, and the transactions contemplated by, this document and resolving that it execute, deliver and perform this document; and

(ii)	authorising a specified person or persons to execute this document on its behalf;
(c)	four original counterparts of this document duly executed by each Existing Borrower, each Existing Guarantor and the New Borrower;

(d)	an original counterpart of a fee letter in substantially the form of the fee letter set out in Schedule 5, duly executed by the Parent; and

(e)	the following legal opinions, each addressed to, and in form and substance satisfactory to, the Financiers and capable of being relied upon by any person who becomes a Financier pursuant to the Facility Agreement:

Amendment and Restatement Deed     3

(i)	a legal opinion from Baker and McKenzie LLP, legal advisers to the Companies as to United States law, as to, amongst other matters, the due execution of this document by the New Borrower; and

(ii)	a legal opinion from Blake Dawson, legal advisers to the Financiers as to New South Wales law, as to the enforceability of this document.
5.	EXISTING GUARANTORS’ ACKNOWLEDGMENT AND AGREEMENT

Each Existing Guarantor unconditionally and irrevocably:
(a)	consents and agrees to the amendments to the Facility Agreement contemplated by this document, and to the other Existing Guarantors and the New Borrower entering into this document;

(b)	ratifies and confirms its execution of each Transaction Document to which it is a party; and

(c)	acknowledges and agrees that:
(i)	its obligations under each Transaction Document to which it is a party are not discharged, released or terminated in any way by the parties to this document entering into this document or by the Facility Agreement being amended and restated in the manner contemplated by this document; and

(ii)	each Transaction Document to which it is a party remains in full force and effect and continues to be binding notwithstanding the parties to this document entering into this deed or the Facility Agreement being amended and restated in the manner contemplated by this document.
6.	REPRESENTATIONS AND WARRANTIES

6.1	Representations and warranties

Each Obligor:
(a)	repeats or, in the case of the New Borrower, makes, the representations and warranties given by it in clause 11.1 of the Facility Agreement on the date of this document with references to the facts and circumstances then subsisting; and

(b)	represents and warrants that no Event of Default has occurred and that no event has occurred which, with the giving of notice, the passage of time, any determination of materiality or the fulfilment of any other condition, would be likely to become and Event of Default, and, in each case, which is subsisting.
6.2	Reliance on representations and warranties

Each party acknowledges that the Financiers have executed this document and agreed to take part in the transactions that it contemplates in reliance on the representations and warranties that are made or repeated in this clause 6.

7.	GENERAL

7.1	Governing law
(a)	This document is governed by the laws of the State of New South Wales.

Amendment and Restatement Deed     4

(b)	Each Company submits to the non–exclusive jurisdiction of the courts of the State of New South Wales, and of any court that may hear appeals from any of those courts, for any proceedings in connection with this document.

(c)	Each Company irrevocably waives:
(i)	any objection to the venue of any proceedings on the ground that they have been brought in an inconvenient forum; and

(ii)	any immunity from set off, suits, proceedings and execution to which it or any of its property may now or in the future be entitled under any applicable law.
(d)	Each Company agrees that a document required to be served in proceedings in connection with this document may be served:
(i)	by being delivered to or left at its address for service of notices under the Facility Agreement; or

(ii)	in any other way permitted by law.
7.2	Liability for expenses

The Companies must pay to or reimburse each Financier on demand for all reasonable costs and expenses (including external legal costs) incurred or payable by the Financier for the negotiation, preparation, execution, completion, stamping and registration of this document and any document required under this document.

7.3	Giving effect to this document

Each party must do anything (including execute any document), and must ensure that its employees and agents do anything (including execute any document), that the other party may reasonably require to give full effect to this document.

7.4	Waiver of rights

A right may only be waived in writing, signed by the party giving the waiver, and:
(a)	no other conduct of a party (including a failure to exercise, or delay in exercising, the right) operates as a waiver of the right or otherwise prevents the exercise of the right;

(b)	a waiver of a right on one or more occasions does not operate as a waiver of that right or as an estoppel precluding enforcement of that right if it arises again; and

(c)	the exercise of a right does not prevent any further exercise of that right or of any other right.
7.5	Operation of this document
(a)	Any right that a person may have under this document is in addition to, and does not replace or limit, any other right that the person may have.

(b)	Any provision of this document which is unenforceable or partly unenforceable is, where possible, to be severed to the extent necessary to make this document enforceable, unless this would materially change the intended effect of this document.

Amendment and Restatement Deed     5

7.6	Exclusion of contrary legislation

Any legislation that adversely affects an obligation of a party, or the exercise by a party of a right or remedy, under or relating to this document is excluded to the full extent permitted by law.

7.7	Amendment

This document can only be amended or replaced by another document signed by the parties.

7.8	Counterparts

This document may be executed in counterparts.

7.9	Attorneys

Each person who executes this document on behalf of a party under a power of attorney declares that he or she is not aware of any fact or circumstance that might affect his or her authority to do so under that power of attorney.

Amendment and Restatement Deed     6

Schedule 1
EXISTING BORROWERS

Place of
Company Name	Registered Number	Registered Office	Incorporation
Australian Borrowers

Sims Group Australia Holdings Limited	ABN 37 008 634 526	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street Botany NSW 2019	ACT, Australia

Sims Metal Management Limited	ABN 69 114 838 630	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2	VIC, Australia
32 Lord Street
Botany NSW 2019

UK Borrowers

Sims Group UK Holdings Limited	2904307	Long Marston Stratford-Upon-Avon Warwickshire CV37 8AQ	United Kingdom

Sims Group UK Limited	3242331	Long Marston Stratford-Upon-Avon Warwickshire CV37 8AQ	United Kingdom

Mirec BV	N/A	Hastelweg 251, 5652CV, Eindhoven, The Netherlands	The Netherlands

US Borrowers

Sims Group USA Corporation	N/A	c/o Corporation Service Company	Delaware, USA
2711 Centerville Road
Suite 400, Wilmington,
Delaware 19808

Metal Dynamics Detroit LLC	N/A	c/o Corporation Service Company	Delaware, USA
2711 Centerville Road
Suite 400, Wilmington,
Delaware 19808

Amendment and Restatement Deed     7

Place of
Company Name	Registered Number	Registered Office	Incorporation
Metal Management Alabama, Inc.	N/A	c/o Corporation Service Company	Delaware, USA
2711 Centerville Road
Suite 400, Wilmington,
Delaware 19808

Metal Management Arizona, L.L.C.	N/A	c/o CT Corporation System	Arizona, USA
2394 East Camelback Road
Phoenix, AZ 85016

Metal Management Connecticut, Inc.	N/A	c/o Corporation Service Company	Delaware, USA
2711 Centerville Road
Suite 400, Wilmington,
Delaware 19808

Metal Management Memphis, L.L.C.	N/A	c/o Corporation Service Company	Tennessee, USA
2908 Poston Avenue
Nashville, TN 37203

Metal Management Midwest, Inc.	N/A	c/o Illinois Corporation Service Company	Illinois, USA
801 Adlai Stevenson Drive
Springfield, IL 62703

Metal Management Mississippi, Inc.	N/A	c/o Corporation Service Company	Delaware, USA
2711 Centerville Road
Suite 400, Wilmington,
Delaware 19808

Metal Management Northeast, Inc.	N/A	c/o Corporation Service Company	New Jersey, USA
830 Bear Tavern Road
West Trenton, NJ 08628

Metal Management Ohio, Inc.	N/A	c/o CSC-Lawyers Incorporating Service (Corporation Service Company)	Ohio, USA
50 W. Broad St Suite 1800
Columbus, OH 43215

Amendment and Restatement Deed     8

Place of
Company Name	Registered Number	Registered Office	Incorporation
Metal Management West, Inc.	N/A	c/o Corporation Service Company	Colorado, USA
1560 Broadway, Suite
2090, Denver, CO 80202

Metal Management, Inc.	N/A	c/o Corporation Service Company	Delaware, USA
2711 Centerville Road
Suite 400, Wilmington,
Delaware 19808

Proler Southwest LP	N/A	c/o Corporation Service Company d/b/a CSC-Lawyers Incorporating Service Company	Texas, USA
211 E. 7th Street
Suite 620
Austin, TX 78701

HK Trade Borrower

Sims Metal Management Asia	30512	5407-8, 54th Floor,	Hong Kong
Limited (formerly known as		Hopewell Centre, 183
Sims Asia Holdings Limited)		Queen’s Road East,
Wanchai, Hong Kong

German Borrowers

Sims Group German Holdings GmbH	N/A	Rathenaustrasse 10, 59191 Bergkamen, Germany	Germany

Sims M+R GmbH	N/A	Rathenaustrasse 10, 59191 Bergkamen, Germany	Germany

Amendment and Restatement Deed     9

Schedule 2
EXISTING GUARANTORS

Place of
Company Name	Registered Number	Registered Office	Incorporation
Australia

Sims Energy Pty Limited	ABN 42 009 667 752	‘Sir Joseph Banks	QLD, Australia
Corporate Park’ Suite 3 Level 2
32 Lord Street
Botany NSW 2019

Sims Group Australia Holdings Limited	ABN 37 008 634 526	‘Sir Joseph Banks Corporate Park’	ACT, Australia
Suite 3 Level 2 32 Lord Street
Botany NSW 2019

Sims Metal Management Limited	ABN 69 114 838 630	‘Sir Joseph Banks Corporate Park’ Suite 3 Level 2 32 Lord Street	NSW, Australia
Botany NSW 2019

Sims Industrial Pty Limited	ABN 95 000 090 479	‘Sir Joseph Banks	NSW, Australia
Corporate Park’ Suite 3 Level 2
32 Lord Street
Botany NSW 2019

Sims Manufacturing Pty Limited	ABN 13 004 332 870	‘Sir Joseph Banks Corporate Park’	NSW, Australia
Suite 3 Level 2 32 Lord Street
Botany NSW 2019

Simsmetal Holdings Pty. Ltd.	ABN 97 000 021 563	‘Sir Joseph Banks	NSW, Australia
Corporate Park’ Suite 3 Level 2
32 Lord Street
Botany NSW 2019

Simsmetal Services Pty. Limited	ABN 76 000 166 987	‘Sir Joseph Banks Corporate Park’	NSW, Australia
Suite 3 Level 2 32 Lord Street
Botany NSW 2019

Amendment and Restatement Deed     10

			Place of
Company Name	Registered Number	Registered Office	Incorporation
United Kingdom

Sims Group UK Holdings Limited	2904307	Long Marston Stratford-on-Avon Warwickshire CV37 8AQ	United Kingdom

Sims Group UK Limited	3242331	Long Marston Stratford-on-Avon Warwickshire CV37 8AQ	United Kingdom

The Netherlands

Mirec BV	N/A	Hastelweg 251, 5652CV, Eindhoven, The Netherlands	The Netherlands

New Zealand

Simsmetal Industries Limited	3597	James Fletcher Drive Otahuhu, Auckland, New Zealand	New Zealand

Sweden

Sims Recycling Solutions AB	N/A	Karosserigatan 6 641 51 Katrineholm Sweden	Sweden

Germany

Sims Group German Holdings GmbH	N/A	Rathenaustrasse 10, 59191 Bergkamen, Germany	Germany

Sims M+R GmbH	N/A	Rathenaustrasse 10, 59191 Bergkamen, Germany	Germany

Hong Kong

Sims Metal Management Asia Limited (formerly known as Sims Asia Holdings Limited)	30512	5407-8, 54th Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong	Hong Kong

Canada

Sims Group Recycling Solutions Canada Ltd.	N/A	1200-999 West Hastings Street, Vancouver, British Columbia V6C 2W2, Canada	Canada

Amendment and Restatement Deed     11

Place of
Company Name	Registered Number	Registered Office	Incorporation
Sims Group Canada Holdings Limited	N/A	Suite 2300, 550 Burrard Street, Box 30, Vancouver, British Columbia V6C 2B5, Canada	Canada

United States of America

Sims Group USA Corporation	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

CIM Trucking, Inc.	N/A	c/o Illinois Corporation Service Company 801 Adlai Stevenson Drive Springfield, IL 62703	Illinois, USA

HNE Recycling LLC	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

HNW Recycling LLC	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

Metal Dynamics Detroit LLC	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

TH Properties LLC (formerly known as Metal Dynamics Indianapolis LLC)	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

Amendment and Restatement Deed     12

Place of
Company Name	Registered Number	Registered Office	Incorporation
Metal Dynamics LLC	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

Metal Management Alabama, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

Metal Management Arizona, L.L.C.	N/A	c/o CT Corporation System 2394 East Camelback Road Phoenix, AZ 85016	Arizona, USA

Metal Management Connecticut, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

Metal Management Indiana, Inc.	N/A	c/o Prentice Hall Corporation 33 North LaSalle Street Chicago, IL 60602	Illinois, USA

Metal Management Memphis, L.L.C.	N/A	c/o Corporation Service Company 2908 Poston Avenue Nashville, TN 37203	Tennessee, USA

Metal Management Midwest, Inc.	N/A	c/o Illinois Corporation Service Company 801 Adlai Stevenson Drive Springfield, IL 62703	Illinois, USA

Metal Management Mississippi, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

Amendment and Restatement Deed     13

Place of
Company Name	Registered Number	Registered Office	Incorporation
Metal Management New Haven, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

Metal Management Northeast, Inc.	N/A	c/o Corporation Service Company 830 Bear Tavern Road West Trenton, NJ 08628	New Jersey, USA

Metal Management Ohio, Inc.	N/A	CSC-Lawyers Incorporating Service (Corporation Service Company) 50 W. Broad St Suite 1800 Columbus, OH 43215	Ohio, USA

Metal Management Pittsburgh, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

Metal Management Proler Southwest, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

SMM – North America Trade Corporation	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

Metal Management West Coast Holdings, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

Amendment and Restatement Deed     14

Place of
Company Name	Registered Number	Registered Office	Incorporation
Metal Management West, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Colorado, USA

Metal Management, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

MM Metal Dynamics Holdings, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

Naporano Iron & Metal, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

New York Recycling Ventures, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

North Carolina Resource Conservation, LLC	N/A	c/o Corporation Service Company 327 Hillsborough Street Raleigh, NC 27603	North Carolina, USA

Proler Southwest GP, Inc.	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

Amendment and Restatement Deed     15

Place of
Company Name	Registered Number	Registered Office	Incorporation
Proler Southwest LP	N/A	c/o Corporation Service Company d/b/a CSC-Lawyers Incorporating Service Company 211 E. 7th Street Suite 620 Austin, TX 78701	Texas, USA

Reserve Iron & Metal Limited Partnership	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

Schiabo Larovo Corporation	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

SHN Co., LLC	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

Sims Group Global Trade Corporation	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

Sims Group USA Holdings Corporation	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

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Place of
Company Name	Registered Number	Registered Office	Incorporation
Sims Municipal Recycling of New York LLC	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

Sims Recycling Solutions Holdings Inc.	N/A	c/o Illinois Corporation Service Company 801 Adlai Stevenson Drive Springfield, IL 62703	Illinois, USA

Simsmetal East LLC	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

Simsmetal West LLC	N/A	c/o Corporation Service Company 2711 Centerville Road Suite 400, Wilmington, Delaware 19808	Delaware, USA

Sims Recycling Solutions, Inc.	N/A	c/o Illinois Corporation Service Company 801 Adlai Stevenson Drive Springfield, IL 62703	Illinois, USA

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Schedule 3
EXISTING FINANCIERS

Financier Name	Registered Number	Lending Office
In relation to the Australian Borrowers, UK Borrowers, US Borrowers and German Borrowers

HSBC Bank Australia Limited	ABN 48 006 434 162	Level 31, 580 George Street
Sydney NSW 2000
Australia

HSBC Bank plc	14259	8 Canada Square, London, E14
5HQ

HSBC Bank USA, National Association		452 Fifth Avenue, New York,
New York 10018
USA

In relation to the HK Trade Borrower

The Hongkong and Shanghai Banking	ABN 65 117 925 970	Level 10, 1 Queens Road,
Corporation Limited		Central Hong Kong

In relation to the US Trade Borrower

HSBC Bank plc	14259	City Corporate Banking
Centre, 60 Queen Victoria
Street, London, EC4N 4TR

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Schedule 4
AMENDED AND RESTATED FORM OF FACILITY AGREEMENT

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Schedule 5
PRO-FORMA FEE LETTER

To:	Sims Metal Management Limited ACN 114 838 630
[insert address]

Attention:	[insert name]

With a copy to:	[insert address of the relevant Borrowers]

Date:	[insert date]
Dear Sirs
AMENDED AND RESTATED MULTI OPTION FACILITY AGREEMENT – FEE LETTER
We refer to the document entitled “Multi Option Facility Agreement” dated 3 December 2003 between, amongst others, Sims Metal Management Limited ACN 114 838 630 (formerly Sims Group Limited) (Sims) and HSBC Bank Australia Limited ABN 48 006 434 162, as amended from time to time (Facility Agreement).
Definitions and Interpretation
1.1	A term defined in clause 1.1 of the Facility Agreement has the same meaning when used in this fee letter unless stated otherwise in this fee letter.

1.2	Clause 1.2 of the Facility Agreement is incorporated into this fee letter as if set out in this fee letter in full and as if all references in that provision to “this Agreement” were to this fee letter.

1.3	The provisions of the Facility Agreement will apply to this fee letter.

1.4	This fee letter is a Transaction Document.

1.5	This fee letter is entered into in connection with the [Cash Advance Facility][Trade Facilities][Bank Guarantee and Standby Letter of Credit Facility]*.

2.	[Margin under [Cash Advance Facility][Trade Facilities]*] *

[Include details of any changes to the Margin payable in connection with the Facility Agreement]

3.	[Fees]

[Include details of any changes to the fees payable in connection with the Facility Agreement]

4.	Change in the Margin and/or Fees

The Margin or fees set out above will, if the Parent returns a signed copy of this fee letter to the Financiers, apply with effect from the date of this fee letter unless otherwise specified above.

*	delete as appropriate

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5.	Confidentiality

This fee letter must not be disclosed by Sims to any entity or person except as may be required by law or to Sims’ employees and legal and financial advisers who have a need to know the information and who are made aware of and agree to be bound by the confidentiality obligation under this paragraph.

6.	Counterparts

This fee letter may be signed in any number of counterparts, each of which shall be an original and which shall be taken together to constitute one agreement.

7.	Governing Law
This fee letter shall be governed by, and construed in accordance with, the laws of New South Wales.
Please confirm your agreement to the above by signing, dating and returning to us the enclosed copy of this fee letter.
Yours faithfully
[insert execution clause for the Financiers (as applicable)]
To: [insert name of each Financier]
We hereby confirm and agree to the terms of this fee letter as set out above.

for and on behalf of Sims Metal Management Limited ACN 114 838 630
Name:
Capacity:
Date:

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EXECUTED as a deed.

Existing Financier
SIGNED, SEALED and DELIVERED for
HSBC BANK AUSTRALIA LIMITED under
power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

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Existing Financier
SIGNED, SEALED and DELIVERED for
HSBC BANK PLC under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

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Existing Financier
SIGNED, SEALED and DELIVERED for
HSBC BANK USA, NATIONAL ASSOCIATION in the presence of:
Signature

Signature of witness	Name

Name	Date

Amendment and Restatement Deed     24

Existing Financier
SIGNED, SEALED and DELIVERED for THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

Amendment and Restatement Deed     25

Existing Borrower/Existing Guarantor
EXECUTED by SIMS GROUP AUSTRALIA HOLDINGS LIMITED:

Signature of director	Signature of director/secretary

Name	Name

Amendment and Restatement Deed     26

Existing Borrower/Existing Guarantor
EXECUTED by SIMS METAL MANAGEMENT LIMITED:

Signature of director	Signature of director/secretary

Name	Name

Amendment and Restatement Deed     27

Existing Borrower/Existing Guarantor
EXECUTED by SIMS GROUP UK HOLDINGS LIMITED:

Signature of director	Signature of director/secretary

Name	Name

Amendment and Restatement Deed     28

Existing Borrower/Existing Guarantor
EXECUTED by SIMS GROUP UK LIMITED:

Signature of director	Signature of director/secretary

Name	Name

Amendment and Restatement Deed     29

Existing Borrower/Existing Guarantor
EXECUTED by SIMS GROUP USA CORPORATION by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     30

Existing Borrower/Existing Guarantor
EXECUTED by MIREC BV:

Signature of director	Signature of director

Name	Name

Amendment and Restatement Deed     31

Existing Borrower/Existing Guarantor
THE COMMON SEAL of SIMS METAL MANAGEMENT ASIA LIMITED (PREVIOUSLY KNOWN AS SIMS ASIA HOLDINGS LIMITED) was affixed to this deed in the presence of:

Signature of Authorised Signatory

Name of Authorised Signatory

Amendment and Restatement Deed     32

Existing Borrower/Existing Guarantor
EXECUTED by
METAL DYNAMICS DETROIT LLC
by its officer:

Signature of officer

Name of officer

Amendment and Restatement Deed     33

Existing Borrower/Existing Guarantor
EXECUTED by
METAL MANAGEMENT ALABAMA, INC.
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     34

Existing Borrower/Existing Guarantor
EXECUTED by
METAL MANAGEMENT ARIZONA, L.L.C.
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     35

Existing Borrower/Existing Guarantor
EXECUTED by
METAL MANAGEMENT CONNECTICUT, INC.
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     36

Existing Borrower/Existing Guarantor
EXECUTED by
METAL MANAGEMENT MEMPHIS, L.L.C.
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     37

Existing Borrower/Existing Guarantor
EXECUTED by
METAL MANAGEMENT MIDWEST, INC.
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     38

Existing Borrower/Existing Guarantor
EXECUTED by
METAL MANAGEMENT MISSISSIPPI, INC.
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     39

Existing Borrower/Existing Guarantor
EXECUTED by
METAL MANAGEMENT NORTHEAST, INC.
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     40

Existing Borrower/Existing Guarantor
EXECUTED by
METAL MANAGEMENT OHIO, INC.
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     41

Existing Borrower/Existing Guarantor
EXECUTED by
METAL MANAGEMENT WEST, INC.
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     42

Existing Borrower/Existing Guarantor
EXECUTED by
METAL MANAGEMENT, INC.
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     43

Existing Borrower/Existing Guarantor
EXECUTED by
PROLER SOUTHWEST LP
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     44

Existing Borrower/Existing Guarantor
EXECUTED by SIMS M+R GMBH:

Signature of director	Signature of director/secretary

Name	Name

Amendment and Restatement Deed     45

Existing Borrower/Existing Guarantor
EXECUTED by SIMS GROUP GERMAN HOLDINGS GMBH:

Signature of director	Signature of director/secretary

Name	Name

Amendment and Restatement Deed     46

Existing Guarantor
EXECUTED by SIMS INDUSTRIAL PTY LIMITED:

Signature of director	Signature of director/secretary

Name	Name

Amendment and Restatement Deed     47

Existing Guarantor
EXECUTED by SIMSMETAL SERVICES PTY. LIMITED:

Signature of director	Signature of director/secretary

Name	Name

Amendment and Restatement Deed     48

Existing Guarantor
EXECUTED by SIMS ENERGY PTY LIMITED:

Signature of director	Signature of director/secretary

Name	Name

Amendment and Restatement Deed     49

Existing Guarantor
EXECUTED by SIMS MANUFACTURING PTY LIMITED:

Signature of director	Signature of director/secretary

Name	Name

Amendment and Restatement Deed     50

Existing Guarantor
EXECUTED by SIMSMETAL HOLDINGS PTY. LTD.:

Signature of director	Signature of director/secretary

Name	Name

Amendment and Restatement Deed     51

Existing Guarantor
EXECUTED by
CIM TRUCKING, INC.
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     52

Existing Guarantor
EXECUTED by
HNE RECYCLING LLC
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     53

Existing Guarantor
EXECUTED by
HNW RECYCLING LLC
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     54

Existing Guarantor
EXECUTED by
TH PROPERTIES LLC (formerly known as METAL DYNAMICS INDIANAPOLIS LLC)
by its officer:

Signature of officer

Name of officer

Amendment and Restatement Deed     55

Existing Guarantor
EXECUTED by
METAL DYNAMICS LLC
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     56

Existing Guarantor
EXECUTED by
METAL MANAGEMENT INDIANA, INC.
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     57

Existing Guarantor
EXECUTED by
METAL MANAGEMENT PITTSBURGH, INC.
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     58

Existing Guarantor
EXECUTED by METAL MANAGEMENT PROLER SOUTHWEST, INC.
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     59

Existing Guarantor
EXECUTED by
SMM – NORTH AMERICA TRADE CORPORATION
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     60

Existing Guarantor
EXECUTED by
METAL MANAGEMENT WEST COAST HOLDINGS, INC.
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     61

Existing Guarantor
EXECUTED by
MM METAL DYNAMICS HOLDINGS, INC.
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     62

Existing Guarantor
EXECUTED by
NAPORANO IRON & METAL, INC.
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     63

Existing Guarantor
EXECUTED by
NEW YORK RECYCLING VENTURES, INC.
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     64

Existing Guarantor
EXECUTED by
NORTH CAROLINA RESOURCE CONSERVATION, LLC
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     65

Existing Guarantor
EXECUTED by
PROLER SOUTHWEST GP, INC.
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     66

Existing Guarantor
EXECUTED by
RESERVE IRON & METAL LIMITED PARTNERSHIP
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     67

Existing Guarantor
EXECUTED by
SCHIABO LAROVO CORPORATION
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     68

Existing Guarantor
EXECUTED by
SHN CO., LLC
by its officer:

Signature of officer

Name of officer

Amendment and Restatement Deed     69

New Borrower/Existing Guarantor
EXECUTED by
SIMS GROUP GLOBAL TRADE CORPORATION
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     70

Existing Guarantor
EXECUTED by
SIMS GROUP USA HOLDINGS CORPORATION
by its officer:

Signature of officer

Name of officer

Amendment and Restatement Deed     71

Existing Guarantor
EXECUTED by
SIMSMETAL EAST LLC
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     72

Existing Guarantor
EXECUTED by
SIMSMETAL WEST LLC
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     73

Existing Guarantor
EXECUTED by
SIMSMETAL INDUSTRIES LIMITED:

Signature of director	Signature of director

Name of director (please print)	Name of director (please print)

Amendment and Restatement Deed     74

Existing Guarantor
EXECUTED by
SIMS RECYCLING SOLUTIONS. INC.
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     75

Existing Guarantor
EXECUTED by
SIMS RECYCLING SOLUTIONS HOLDINGS INC.
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     76

Existing Guarantor
EXECUTED by
METAL MANAGEMENT NEW HAVEN, INC.
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     77

Existing Guarantor
EXECUTED by SIMS RECYCLING SOLUTIONS AB:

Signature of director	Signature of director/secretary

Name	Name

Amendment and Restatement Deed     78

Existing Guarantor
EXECUTED by SIMS GROUP RECYCLING SOLUTIONS CANADA LTD.:

Signature of director	Signature of director/secretary

Name	Name

Amendment and Restatement Deed     79

Existing Guarantor
EXECUTED by SIMS GROUP CANADA HOLDINGS LIMITED:

Signature of director	Signature of director/secretary

Name	Name

Amendment and Restatement Deed     80

Existing Guarantor
EXECUTED by
SIMS MUNICIPAL RECYCLING OF NEW YORK LLC
by its officer:

Signature of officer

Name of officer (please print)

Amendment and Restatement Deed     81